UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LSI CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the LSI Corporation Annual Meeting of Stockholders to be held on May 9, 2013

Meeting Information

LSI Corporation Annual Meeting of Stockholders

For holders as of: March 11, 2013

Date: May 9, 2013 Time: 9:00 a.m., PDT

Location: LSI Corporation

1320 Ridder Park Drive

San Jose, CA 95131

You are receiving this notice because you are a stockholder of LSI.

M52046 - P33198

LSI CORPORATION 1110 AMERICAN PARKWAY NE ROOM 12K-301 ALLENTOWN, PA 18109

This is not a proxy card. You cannot vote by sending this notice back to us. This notice presents only an overview of the more complete proxy materials. You can view the proxy materials online at www.lsiproxy.com or scan the QR barcode on the other side of this sheet. You can also request a paper copy by following the instructions on the other side of this sheet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the other side of this sheet for information about how to obtain proxy materials and for voting instructions.

Before You Vote

How to Access the Proxy Materials or Request a Paper Copy

The following materials are available in connection with our annual meeting:

Letter to Stockholders

Proxy Statement

Annual Report on Form 10-K

How to View Online:

Visit: www.lsiproxy.com or scan the QR barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*:

sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow

XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

To facilitate timely delivery, please make your request on or before April 25, 2013.

How To Vote VIEW SCAN MATERIALS TO & VOTE Please Choose One of the Following Voting Methods

M52047 - P33198

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card, and completing and returning the proxy card.

Vote By Phone: You can find instructions for voting by phone online at www.lsiproxy.com.

Vote In Person: You can vote in person at the annual meeting. You can obtain directions to the meeting at www.lsiproxy.com. Please bring this notice - it will act as your admission ticket. We will provide a ballot you can use to vote at the meeting.

Voting Items

At the annual meeting, stockholders will be voting on the following matters:

1. The election of directors. The nominees are:
   - 1a. Charles A. Haggerty
   - 1b. Richard S. Hill
   - 1c. John H.F. Miner
   - 1d. Arun Netravali
   - 1e. Charles C. Pope
   - 1f. Gregorio Reyes
   - 1g. Michael G. Strachan
   - 1h. Abhijit Y. Talwalkar
   - 1i. Susan M. Whitney
2. To ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as our independent auditors for 2013.
3. Advisory vote to approve our executive compensation.
4. To approve our amended 2003 Equity Incentive Plan.
5. To approve our amended Employee Stock Purchase Plan.

The Board of Directors recommends a vote FOR each nominee named on this sheet and FOR proposals 2, 3, 4 and 5.

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